UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

INNOSPEC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8310 South Valley Highway

Suite 350

Englewood, Colorado, 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 792-5554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Agreement.

Amendment to the Share and Asset Purchase Agreement

As previously disclosed in the Current Report on the Form 8-K filed on July 29, 2016, Innospec International Ltd. (the “Company”), a company incorporated under the laws of England and Wales and a wholly-owned subsidiary of Innospec Inc. (the “Registrant”), entered into an Exclusivity and Put Option Agreement, dated July 29, 2016 (the “Put Option Agreement”), with Huntsman Investments (Netherlands) B.V., a private company with limited liability organized under the laws of the Netherlands (the “Seller”). The Put Option Agreement, together with the Share and Asset Purchase Agreement, entered into by and between the Company and Seller (the “SAPA”), described below, sets forth the terms of a commitment by the Company to the Seller to acquire the Seller’s European differentiated surfactants business (the “Proposed Transaction”).

On October 25, 2016, pursuant to the terms of the Put Option Agreement, the Company entered into the SAPA relating to the purchase of the EDS Shares (as defined in the SAPA) and the EDS Assets (as defined in the SAPA) in addition to the Company’s assumption or retention of the EDS Liabilities (as defined in the SAPA).

Concurrently with the execution of the SAPA, the Company and the Seller also entered into a Deed of Amendment (the “Amendment”), whereby, among other revisions, the Long Stop Time (as defined in the Amendment) was changed to January 31, 2017.

On December 22, 2016, the Company and Seller entered into an Amended and Restated Share and Asset Purchase Agreement (the “Amended and Restated SAPA”) which further amended and restated the SAPA to make minor clarifications prior to completion.

The above description of the Amended and Restated SAPA does not purport to be complete, and is qualified in its entirety by, the full text of the Amended and Restated SAPA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference. The Amended and Restated SAPA has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Seller, the Company, the Registrant or the EDS Entities (as defined in the Amended and Restated SAPA). In particular, assertions embodied in warranties contained in the Amended and Restated SAPA are qualified by information in confidential disclosures provided by Seller to the Company in connection with the signing of the Amended and Restated SAPA. These confidential disclosures contain information that modifies, qualifies and creates exceptions to the warranties and certain covenants set forth in the Amended and Restated SAPA. Moreover, certain warranties in the Amended and Restated SAPA were used for purposes of allocating risk between the Company and Seller rather than establishing matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the warranties in the Amended and Restated SAPA should not be relied on as characterizations of the actual state of facts about Seller, the Company, the Registrant or the EDS Entities.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Share and Asset Purchase Agreement

On December 30, 2016, the Company completed the previously announced acquisition of the European differentiated surfactants business of the Seller, pursuant to the Amended and Restated SAPA. The acquisition was pursuant to the Put Option Agreement and the Amended and Restated SAPA. The Acquisition Agreements provide for the acquisition of the EDS Shares and the EDS Assets in addition to the Company’s assumption or retention of the EDS Liabilities. The estimated purchase price was $199,224,201, which is subject to further adjustments for certain working capital items and net intercompany amounts.

The Seller has agreed to indemnify the Company, subject to certain exceptions and limitations set forth in the Amended and Restated SAPA, with respect to retained liabilities and assets, certain environmental matters, and breaches of warranties and covenants, subject to certain deductions and exceptions. The Company has agreed to indemnify the Seller, subject to certain exceptions and limitations, with respect to the EDS Liabilities (as defined in the Amended and Restated SAPA).

The above description of the Amended and Restated SAPA does not purport to be complete, and is qualified in its entirety by, the full text of the Amended and Restated SAPA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated into this report by reference. The Amended and Restated SAPA has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Seller, the Company, the Registrant or the EDS Entities (as defined in the Amended and Restated SAPA). In particular, assertions embodied in warranties contained in the Amended and Restated SAPA are qualified by information in confidential disclosures provided by Seller to the Company in connection with the signing of the Amended and Restated SAPA. These confidential disclosures contain information that modifies, qualifies and creates exceptions to the warranties and certain covenants set forth in the Amended and Restated SAPA. Moreover, certain warranties in the Amended and Restated SAPA were used for purposes of allocating risk between the Company and Seller rather than establishing matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the warranties in the Amended and Restated SAPA should not be relied on as characterizations of the actual state of facts about Seller, the Company, the Registrant or the EDS Entities.

Item 7.01.	Regulation FD.

The Registrant has issued a press release announcing the completion of the acquisition referred to in Item 2.01 above. A copy of the press release is furnished as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings. This report shall not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Financial statements required under Item 9.01(a) of Form 8-K, if required, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report is required to be filed.

(b) Pro forma financial information.

Pro forma financial information, if required, will be filed by amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report is required to be filed.

(d) Exhibits.

Number	Description of Exhibits

2.1*	Amended and Restated Share and Asset Purchase Agreement, dated as of December 22, 2016, by and between Huntsman Investments (Netherlands) B.V. and Innospec International LTD

99.1	Press release.

*	Certain schedules to the Amended and Restated Share and Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

Forward Looking Statements

Statements made in this Current Report on Form 8K under Item 2.01 and Item 7.01 (including the press release referred to under Item 7.01 and furnished as Exhibit 99.1) that are not statements of historical or current facts constitute forward looking statements. Forward looking statements relate to expectations, beliefs, projections, future plans and strategies, financing plans, future acquisitions and related activities, anticipated events or trends and similar expressions concerning matters that are not historical facts, such as statements regarding future acquisitions. In many cases, you can identify forward looking statements by terms such as “expects,” “may,” “will,” “should,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. The forward looking statements are based on Registrant’s current expectations and assumptions regarding its business, the economy and other future conditions and are subject to risks, uncertainties and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward looking statement.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future events, results, actions, levels of activity, performance or achievements. You are cautioned not to place undue reliance on these forward looking statements. Unless required by law, Registrant undertakes no obligation to publicly update or revise any forward looking statements to reflect circumstances or events after the date they are made. A number of important factors could cause actual results to differ materially from those indicated by the forward looking statements, including, but not limited to, those factors described in Part I, Item 1A, “Risk Factors” in Registrant’s Annual Report on Form 10K for the year ended December 31, 2015 filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innospec Inc. (Registrant)

Date: January 3, 2017	By:	/s/ David E. Williams
	Name:	David E. Williams
	Title:	VP, General Counsel and CCO

EXHIBIT INDEX

Number	Description of Exhibits

2.1*	Amended and Restated Share and Asset Purchase Agreement, dated as of December 22, 2016, by and between Huntsman Investments (Netherlands) B.V. and Innospec International LTD

99.1	Press release.

*	Certain schedules to the Amended and Restated Share and Asset Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.